REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
General American Separate Account Two
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of General American Separate Account Two (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 7 for each of the five years in the period then ended for the Divisions, except for the Division included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Division and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Division Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTII MFS® Value Division	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and the period from April 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2000.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	BHFTI MFS® Research International Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Jennison Growth Division
Assets:
Investments at fair value	$1,076,054	$317,892	$5,729,936	$9,082,854
Due from Metropolitan Tower Life Insurance Company	5	23	—	—
Total Assets	1,076,059	317,915	5,729,936	9,082,854
Liabilities:
Accrued fees	13	2	—	—
Due to Metropolitan Tower Life Insurance Company	—	—	33	99
Total Liabilities	13	2	33	99
Net Assets	$1,076,046	$317,913	$5,729,903	$9,082,755

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Value Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$463,853	$22,845,929	$4,285,424	$5,881,932
Due from Metropolitan Tower Life Insurance Company	23	1,027	117	—
Total Assets	463,876	22,846,956	4,285,541	5,881,932
Liabilities:
Accrued fees	11	—	28	—
Due to Metropolitan Tower Life Insurance Company	—	—	—	15
Total Liabilities	11	—	28	15
Net Assets	$463,865	$22,846,956	$4,285,513	$5,881,917

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	BHFTI MFS® Research International Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Jennison Growth Division
Investment Income:
Dividends	$23,420	$—	$106,443	$—
Expenses:
Mortality and expense risk charges	11,173	3,159	61,641	113,165
Net investment income (loss)	12,247	(3,159)	44,802	(113,165)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	76,474	—	830,192	2,650,631
Realized gains (losses) on sale of investments	8,745	(8)	6,819	(165,325)
Net realized gains (losses)	85,219	(8)	837,011	2,485,306
Change in unrealized gains (losses) on investments	(344,784)	4,541	(2,161,523)	(8,722,826)
Net realized and change in unrealized gains (losses) on investments	(259,565)	4,533	(1,324,512)	(6,237,520)
Net increase (decrease) in net assets resulting from operations	$(247,318)	$1,374	$(1,279,710)	$(6,350,685)

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Value Division	Fidelity® VIP Equity-Income Division
Investment Income:
Dividends	$13,697	$323,029	$74,908	$113,102
Expenses:
Mortality and expense risk charges	5,181	249,131	40,896	60,599
Net investment income (loss)	8,516	73,898	34,012	52,503
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,243,838	621,590	198,528
Realized gains (losses) on sale of investments	(6,730)	586,347	83,768	40,959
Net realized gains (losses)	(6,730)	2,830,185	705,358	239,487
Change in unrealized gains (losses) on investments	(86,096)	(8,424,792)	(1,097,733)	(686,515)
Net realized and change in unrealized gains (losses) on investments	(92,826)	(5,594,607)	(392,375)	(447,028)
Net increase (decrease) in net assets resulting from operations	$(84,310)	$(5,520,709)	$(358,363)	$(394,525)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	BHFTI MFS® Research International Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse/ Wellington Balanced Division		BHFTII Jennison Growth Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,247	$1,951	$(3,159)	$(2,139)	$44,802	$59,215	$(113,165)	$(161,236)
Net realized gains (losses)	85,219	61,109	(8)	5	837,011	721,968	2,485,306	3,917,991
Change in unrealized gains (losses) on investments	(344,784)	76,123	4,541	(1,707)	(2,161,523)	74,732	(8,722,826)	(1,387,697)
Net increase (decrease) in net assets resulting from operations	(247,318)	139,183	1,374	(3,841)	(1,279,710)	855,915	(6,350,685)	2,369,058
Contract Transactions:
Purchase payments received from Contract owners	870	7,700	—	—	39,229	480	64,735	19,983
Net transfers (including fixed account)	(16,130)	1,770	—	(2,179)	(28,989)	2,613	(351,439)	(205,431)
Transfers for Contract benefits and terminations	(59,191)	(46,144)	(2,550)	(1,534)	(195,827)	(427,223)	(779,673)	(1,508,323)
Net increase (decrease) in net assets resulting from Contract transactions	(74,451)	(36,674)	(2,550)	(3,713)	(185,587)	(424,130)	(1,066,377)	(1,693,771)
Net increase (decrease) in net assets	(321,769)	102,509	(1,176)	(7,554)	(1,465,297)	431,785	(7,417,062)	675,287
Net Assets:
Beginning of year	1,397,815	1,295,306	319,089	326,643	7,195,200	6,763,415	16,499,817	15,824,530
End of year	$1,076,046	$1,397,815	$317,913	$319,089	$5,729,903	$7,195,200	$9,082,755	$16,499,817

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Stock Index Division		BHFTII MFS® Value Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,516	$9,619	$73,898	$136,327	$34,012	$32,279
Net realized gains (losses)	(6,730)	8,540	2,830,185	3,138,641	705,358	97,376
Change in unrealized gains (losses) on investments	(86,096)	(42,357)	(8,424,792)	3,146,097	(1,097,733)	974,409
Net increase (decrease) in net assets resulting from operations	(84,310)	(24,198)	(5,520,709)	6,421,065	(358,363)	1,104,064
Contract Transactions:
Purchase payments received from Contract owners	—	—	100,758	63,230	4,110	3,660
Net transfers (including fixed account)	—	—	526,039	118,672	1,344	2,613
Transfers for Contract benefits and terminations	(96,912)	(185,094)	(1,375,332)	(2,089,365)	(786,101)	(299,636)
Net increase (decrease) in net assets resulting from Contract transactions	(96,912)	(185,094)	(748,535)	(1,907,463)	(780,647)	(293,363)
Net increase (decrease) in net assets	(181,222)	(209,292)	(6,269,244)	4,513,602	(1,139,010)	810,701
Net Assets:
Beginning of year	645,087	854,379	29,116,200	24,602,598	5,424,523	4,613,822
End of year	$463,865	$645,087	$22,846,956	$29,116,200	$4,285,513	$5,424,523

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022 and 2021

	Fidelity® VIP Equity-Income Division
	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$52,503	$53,019
Net realized gains (losses)	239,487	1,019,153
Change in unrealized gains (losses) on investments	(686,515)	386,944
Net increase (decrease) in net assets resulting from operations	(394,525)	1,459,116
Contract Transactions:
Purchase payments received from Contract owners	3,340	4,878
Net transfers (including fixed account)	(9,191)	(125,249)
Transfers for Contract benefits and terminations	(369,293)	(1,326,819)
Net increase (decrease) in net assets resulting from Contract transactions	(375,144)	(1,447,190)
Net increase (decrease) in net assets	(769,669)	11,926
Net Assets:
Beginning of year	6,651,586	6,639,660
End of year	$5,881,917	$6,651,586

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Two (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Board of Directors of General American Life Insurance Company ("GALIC") on October 22, 1970 to support operations of GALIC with respect to certain variable annuity contracts (the "Contracts"). Effective after the close of the New York Stock Exchange on April 27, 2018, GALIC merged with and into the Company while concurrently changing the state of domicile to Nebraska (the "Merger"). Upon the Merger, the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of December 31, 2022:

BHFTI MFS® Research International Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse/Wellington Balanced Division

BHFTII Jennison Growth Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Value Division

Fidelity® VIP Equity-Income Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

4.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the effective annual rate for the charge for the year ended December 31, 2022:

Mortality and Expense Risk	1.00	%*

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

Separate Accounts charges referred to in this disclosure are for current charges of the Contracts. A Contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. In addition, a transfer fee of $5 is imposed whenever assets are transferred between the Company's general account and the Separate Account for Contracts sold before May 1982. The Company is currently waiving the Contract administrative charge and the transfer fee, but reserves the right to impose such charges in the future. The Contracts impose a surrender charge which ranges from 0.0 percent to 9.0 percent if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022 and 2021. There were no such charges for the years ended December 31, 2022 and 2021.

*For Contracts issued prior to February 23, 1998 that are invested in BHFTII MFS® Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10 administrative fee charged to the BHFTII MFS® Value Division by the Company which equates to an annual ratio of 0.75% for these net assets.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENT OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTI MFS® Research International Division	96,942	1,100,287	100,609	86,337
BHFTII BlackRock Ultra-Short Term Bond Division	3,139	314,438	32	5,758
BHFTII Brighthouse/Wellington Balanced Division	364,964	6,294,654	969,234	279,812
BHFTII Jennison Growth Division	971,428	13,224,020	2,849,821	1,378,795
BHFTII MetLife Aggregate Bond Index Division	49,770	534,174	14,631	103,036
BHFTII MetLife Stock Index Division	437,410	19,735,916	3,792,100	2,224,422
BHFTII MFS® Value Division	287,419	4,410,917	701,759	826,656
Fidelity® VIP Equity-Income Division	249,658	5,591,830	321,485	445,603

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	BHFTI MFS® Research International Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse/ Wellington Balanced Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	35,542	36,514	16,266	16,454	57,321	60,826
Units issued and transferred from other funding options	50	270	—	110	358	390
Units redeemed and transferred to other funding options	(2,175)	(1,242)	(130)	(298)	(2,078)	(3,895)
Units end of year	33,417	35,542	16,136	16,266	55,601	57,321

	BHFTII MFS® Value Division		Fidelity® VIP Equity-Income Division
	2022	2021	2022	2021
Units beginning of year	30,825	32,584	77,334	95,453
Units issued and transferred from other funding options	55	137	149	1,222
Units redeemed and transferred to other funding options	(5,209)	(1,896)	(4,809)	(19,341)
Units end of year	25,671	30,825	72,674	77,334

	BHFTII Jennison Growth Division		BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Stock Index Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	117,740	130,993	14,668	18,862	116,229	124,808
Units issued and transferred from other funding options	1,945	1,057	21	9	5,791	8,932
Units redeemed and transferred to other funding options	(12,595)	(14,310)	(2,431)	(4,203)	(9,272)	(17,511)
Units end of year	107,090	117,740	12,258	14,668	112,748	116,229

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI MFS® Research	2022	33,417	32.20	1,076,046	2.09	1.00	(18.13)
International Division	2021	35,542	39.33	1,397,815	1.14	1.00	10.87
	2020	36,514	35.47	1,295,306	2.48	1.00	12.14
	2019	39,672	31.63	1,254,917	1.54	1.00	27.41
	2018	52,907	24.83	1,313,563	2.20	1.00	(14.67)
BHFTII BlackRock	2022	16,136	19.70	317,913	—	1.00	0.44
Ultra-Short Term Bond	2021	16,266	19.62	319,089	0.34	1.00	(1.19)
Division	2020	16,454	19.85	326,643	1.78	1.00	(0.57)
	2019	22,785	19.97	454,933	1.80	1.00	1.11
	2018	23,206	19.75	458,235	1.03	1.00	0.79
BHFTII	2022	55,601	103.05	5,729,903	1.72	1.00	(17.90)
Brighthouse/Wellington	2021	57,321	125.52	7,195,200	1.84	1.00	12.89
Balanced Division	2020	60,826	111.19	6,763,415	2.21	1.00	16.55
	2019	63,694	95.40	6,076,604	2.21	1.00	21.77
	2018	66,606	78.35	5,218,455	1.75	1.00	(4.73)
BHFTII Jennison Growth	2022	107,090	84.81	9,082,755	—	1.00	(39.48)
Division	2021	117,740	140.14	16,499,817	—	1.00	16.00
	2020	130,993	120.80	15,824,530	0.22	1.00	55.23
	2019	145,636	77.82	11,333,430	0.45	1.00	31.51
	2018	161,250	59.18	9,542,073	0.34	1.00	(0.65)
BHFTII MetLife Aggregate	2022	12,258	37.84	463,865	2.64	1.00	(13.96)
Bond Index Division	2021	14,668	43.98	645,087	2.29	1.00	(2.90)
	2020	18,862	45.30	854,379	2.95	1.00	6.14
	2019	20,388	42.67	870,028	3.16	1.00	7.55
	2018	20,788	39.68	824,779	3.03	1.00	(1.17)
BHFTII MetLife Stock Index	2022	112,748	202.64	22,846,956	1.29	1.00	(19.11)
Division	2021	116,229	250.51	29,116,200	1.51	1.00	27.08
	2020	124,808	197.12	24,602,598	1.84	1.00	16.92
	2019	142,909	168.59	24,093,351	2.13	1.00	29.85
	2018	154,663	129.84	20,081,593	1.75	1.00	(5.56)
BHFTII MFS® Value Division	2022	25,671	141.91 - 315.18	4,285,513	1.69	0.75 - 1.00	(6.91) - (6.68)
(Commenced 4/30/2018)	2021	30,825	152.45 - 337.73	5,424,523	1.56	0.75 - 1.00	24.29 - 24.61
	2020	32,584	122.65 - 271.04	4,613,822	2.01	0.75 - 1.00	2.92 - 3.18
	2019	37,294	119.17 - 262.68	5,121,565	1.94	0.75 - 1.00	28.84 - 29.16
	2018	41,923	92.50 - 203.38	4,607,693	1.49	0.75 - 1.00	(7.84) - (7.68)

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Fidelity® VIP Equity-Income	2022	72,674	80.94	5,881,917	1.86	1.00	(5.90)
Division	2021	77,334	86.01	6,651,586	1.76	1.00	23.65
	2020	95,453	69.56	6,639,660	1.75	1.00	5.63
	2019	106,764	65.85	7,030,677	1.97	1.00	26.18
	2018	125,923	52.19	6,572,056	2.26	1.00	(9.21)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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